UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2008

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of .D. No.)	incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

        Registrant's telephone number, including area code     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Prior to the expiration of the due diligence period provided for in the contract of sale between TRB Arbors LLC, a wholly-owned subsidiary of the registrant, and OSM Investments Company (the “Buyer”), pursuant to which the Buyer agreed to purchase a residential apartment complex in Nashville, Tennessee for a purchase price of $7,404,000, the Buyer terminated the contract of sale.

Reference is made to the registrant’s Current Report on Form 8-K, dated December 8, 2008, and registrant’s Annual Report on Form 10-K, dated December 11, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

Date: December 24, 2008	By:	/s/ Simeon Brinberg
Simeon Brinberg
Senior Vice President